Exhibit 99.1

Osmotica Announces Proposed Public Offering of Ordinary Shares

BRIDGEWATER, N.J., July 13, 2020 (GLOBE NEWSWIRE) – Osmotica Pharmaceuticals plc (Nasdaq: OSMT) (“Osmotica” or the “Company”), a fully integrated biopharmaceutical company, announced today the commencement of a proposed public offering of 5,000,000 ordinary shares. All of the shares will be offered by Osmotica. Osmotica also expects to grant the underwriters a 30-day option to purchase up to an additional 750,000 ordinary shares.

Credit Suisse Securities (USA) LLC will act as sole bookrunner for the proposed offering.

The ordinary shares will be offered and sold pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-236193) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 31, 2020 and declared effective on February 12, 2020. The offering will be made only by means of a written prospectus, including a prospectus supplement, that forms part of the registration statement. A prospectus supplement relating to the Company’s ordinary shares to be sold in the offering will be filed with the SEC. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. A copy of the prospectus supplement and accompanying prospectus may be obtained, once available, from Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, NC 27560, United States, by telephone at (800) 221-1037, or by email at usa.prospectus@credit-suisse.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Osmotica Pharmaceuticals plc

Osmotica Pharmaceuticals plc (Nasdaq: OSMT) is a fully integrated biopharmaceutical company focused on the development and commercialization of specialty products that target markets with underserved patient populations. The company has a diverse portfolio consisting of four promoted products and approximately 30 non-promoted products, several of which incorporate Osmotica’s proprietary Osmodex® drug delivery system. RVL Pharmaceuticals, Inc. is the Company’s ophthalmic subsidiary supporting UpneeqTM. Vertical Pharmaceuticals, LLC represents the Company’s diversified branded portfolio and Trigen Laboratories, LLC represents the Company’s non-promoted products, including complex generic formulations.

Osmotica has operations in the United States, Argentina, and Hungary.

Forward-Looking Statements

This press release includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The Company’s actual results may vary significantly from the results anticipated in these forward-looking statements, which can generally be identified by the use of forward-looking terminology, including the terms “believes,” “expects,” “may,” “will,” “should,” “seeks,” “projects,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or, in each case, their negatives or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, such as statements regarding the terms of the proposed offering. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company may not achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place significant reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Important factors that could cause actual results and events to differ materially from those indicated in the forward-looking statements include the risks and uncertainties described in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 19, 2020, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, as filed with the Securities and Exchange Commission on May 12, 2020, under the heading “Risk Factors” included in the preliminary prospectus related to the proposed public offering filed with the Securities and Exchange Commission and the other filings that the Company makes with the Securities and Exchange Commission. These forward-looking statements speak only as of the time of this release and the Company does not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law.

Investor and Media Relations for Osmotica Pharmaceuticals plc

Lisa M. Wilson

In-Site Communications, Inc.

T: 212-452-2793

E: lwilson@insitecony.com